                              LETTER OF TRANSMITTAL
           TO ACCOMPANY CERTIFICATES REPRESENTING CLASS A REDEEMABLE
                         COMMON STOCK PURCHASE WARRANTS
                                       OF
                               DISC GRAPHICS, INC.

                          BY MAIL OR HAND DELIVERY TO:
                                 EXCHANGE AGENT
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                           40 WALL STREET, 46TH FLOOR
                            NEW YORK, NEW YORK 10005
                      ATTENTION: REORGANIZATION DEPARTMENT

          IF YOU REQUIRE ADDITIONAL INFORMATION, PLEASE CALL AMERICAN
             STOCK TRANSFER & TRUST COMPANY (THE "REDEMPTION AGENT")
                               AT (718) 921-8200.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.


------------------------------------------------------------------------------------------
                                      BOX A
------------------------------------------------------------------------------------------
                                CLASS A WARRANTS DELIVERED
------------------------------------------------------------------------------------------
            NAME AND ADDRESS OF                   CERTIFICATE          NUMBER OF CLASS A
           REGISTERED HOLDER(S)                    NUMBERS(S)         WARRANTS DELIVERED*
------------------------------------------------------------------------------------------
                                            ----------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------
                                            Total Class A Warrants:
------------------------------------------------------------------------------------------
*To be completed whether or not Class
A Warrants are evidenced by certificates
------------------------------------------------------------------------------------------


      This Letter of Transmittal can be used only if (a) certificates for Class A Warrants (as defined below) are to be delivered with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent) or (b) Preferred Shares are being delivered concurrently by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PHILADEP", and together with DTC, the "Book-Entry Transfer Facilities").

      Warrantholders who cannot deliver the certificates for their Class A Warrants to the Exchange Agent on or prior to August 22, 1997, the expiration date of the Issuer's Exchange Offer (the "Expiration Date"), or who cannot complete the procedure for book-entry transfer on a timely basis must in any such case deliver their Class A Warrants pursuant to the guaranteed delivery procedures set forth below. See Instruction 1. Delivery of this Letter of Transmittal and any other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Exchange Agent.

      [ ] CHECK HERE IF CLASS A WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:______________________________________

      Check Box of Book-Entry Transfer Facility:
            [  ]  DTC         [  ]  PHILADEP

      Account No. _________________________________________________________

      Transaction Code No. ________________________________________________

      [ ] CHECK HERE IF TENDERED CLASS A WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND COMPLETE THE FOLLOWING:

      Name(s) of Tendering Warrantholder(s) ________________________________

      Date of Execution of Notice of Guaranteed Delivery ___________________

      Name of Institution which Guaranteed Delivery ________________________

      If delivery is by book-entry transfer:

      Name of Tendering Institution ________________________________________

      Check Box of Book-Entry Transfer Facility:

            [  ]  DTC         [  ]  PHILADEP

      Account No. __________________________________________________________
      Transaction Code No. _________________________________________________

      All holders of Class A Warrants must complete Boxes A, B and D and enclose their stock certificates. Box A need not be completed by holders delivering Class A Warrants by book-entry transfer.

To:   American Stock Transfer & Trust Company

Ladies and Gentlemen:

      The undersigned hereby tenders to Disc Graphics, Inc. (the "Issuer"), the above-decribed number of Class A Redeemable Common Stock Purchase Warrants ("Class A Warrants")in accordance with the Issuer's offer to exchange one share of Common Stock, par value $.01 per share for each 8.5 Class A Warrants tendered, upon the terms and subject to the conditions set forth in the Exchange Offer dated July 11, 1997 (the "Exchange Offer") and in this Letter of Transmittal (which, together with this Letter of Transmittal constitute the "Offer"), receipt of which is hereby acknowledged.

      On the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for exchange of the Class A Warrants tendered herewith in accordance with the terms of the Offer, the undersigned the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Class A Warrants as are being tendered hereby and that are accepted for exchange pursuant to the Exchange Offer, and irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact to cause the Class A Warrants to be assigned, transferred and exchanged to the Issuer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the Class A Warrants tendered hereby and accepted for exchange pursuant to the Exchange Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the Class A Warrants tendered hereby or transfer ownership of such shares on the account books maintained by a Book-Entry Transfer Facility together, in either case, with all accompanying evidences of transfer and authenticity to the Exchange Agent for the account of the Issuer, (b) tender Class A Warrants in the Exchange Offer and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Warrants in the Exchange Offer, all in accordance with the terms and subject to the conditions of the Exchange Offer.

      The name(s) and address(es) of the registered holder(s) should be printed above under "Class A Warrants Delivered", if not already printed thereunder, exactly as they appear on the Class A Warrants tendered hereby. The certificate number(s) and the number of Class A Warrants to which this Letter of Transmittal relates, together with the number of Class A Warrants that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Class A Warrants Delivered".

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Class A Warrants tendered hereby and to acquire the Common Stock issuable upon exchange of such tendered Class A Warrants in accordance with the terms of the Exchange Offer, and that, when the same are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such Class A Warrants are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Class a Warrants.

      All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death, bankruptcy or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

      The undersigned understands that the tender of the Class A Warrants and acceptance for exchange of such Class A Warrants pursuant to one of the procedures described in the Exchange Offer in "Procedure for Tendering Class A Warrants" and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer, upon the terms and subject to the conditions of the Exchange Offer, including the tendering holder's representations and warranty that (a) such holder owns the Class A Warrants being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Class A Warrants complies with Rule 14e-4, only when either (i) a duly executed and properly completed copy of this Letter of Transmittal accompanied by certificates or, in the case of a book-entry transfer, a Book-Entry Confirmation is received by the Exchange Agent, or (ii)(A) a tender is made by or through an Eligible Institution (as defined in the Exchange Offer); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer herewith, is received prior to the Expiration Date by the Exchange Agent; and (C) the certificates for all tendered Class A Warrants, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days of the date of such Notice of Guaranteed Delivery, all as provided under "Procedure for Tendering Class A Warrants" in the Exchange Offer.

      Unless otherwise indicated herein under "Special Issuance/Payment Instructions" below, please cause shares of Common Stock and payment for any fractional shares of Common Stock (and, if applicable, the certificate for any Class A Warrants not exchanged) to be issued in the name of the undersigned (and, in the case of Class A Warrants tendered by book-entry transfer, by credit to the applicable account at a Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send shares of Common Stock (and, if applicable, Class A Warrants not exchanged) to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" to transfer any Class A Warrants from the name of the registered holder thereof if the Issuer exchanges none of the Class A Warrants represented by such certificates.

      For tenders of Class A Warrants to be deemed to have been made as of the time of delivery of the Notice of Guaranteed Delivery, the number of Class A Warrants specified as tendered in this Letter of Transmittal must be identical to that number of specified in the Notice of Guaranteed Delivery. If no number is specified in this Letter of Transmittal or facsimile thereof, specifications herein shall be deemed to be identical to specifications in the Notice of Guaranteed Delivery. If specifications in the Notice of Guaranteed Delivery and Letter of Transmittal are not identical, tenders shall be deemed to have been made as of the date of delivery of the Letter of Transmittal (and any other required documents) and specifications in the Letter of Transmittal shall control.

                                      BOX B
                                HOLDERS SIGN HERE
                 (TO BE COMPLETED BY ALL PERSON(S) SURRENDERING
                               CLASS A WARRANTS.
                            SEE INSTRUCTIONS 2 AND 4)

________________________________________________________________________________

________________________________________________________________________________
                           (SIGNATURE(S) OF HOLDER(S))

Dated: _________________________________________________________________________

Names: _________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

[ ] Check box if change of address

Phone: _________________________________________________________________________

      Must be signed by registered holder(s) exactly as name(s) appear(s) on warrant certificate(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please set forth full title. (See Instruction 5).

Title: _________________________________________________________________________
                  (OTHER THAN SIGNATURE(S), PLEASE PRINT OR TYPE)



                                      BOX C
                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 4)
                   COMPLETE ONLY IF REQUIRED BY INSTRUCTION 4.

     The undersigned hereby guarantees the signature(s) which appear(s) in
                                     Box B.
________________________________________________________________________________
                        (Name of firm issuing guarantee)

________________________________________________________________________________
                             (Signature of officer)

________________________________________________________________________________
                      (Title of officer signing guarantee)

________________________________________________________________________________


________________________________________________________________________________
                         (Address of guaranteeing firm)

________________________________________________________________________________
                                     (Date)





                  (OTHER THAN SIGNATURE, PLEASE PRINT OR TYPE)


                                IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM YOUR PAYMENT CHECKS.

                                      BOX D

            PAYOR'S NAME:      DISC GRAPHICS, INC.

SUBSTITUTE

FORM W-9

Department of the
Treasury
Internal Revenue Service

PAYOR'S REQUEST
FOR TAXPAYER
IDENTIFICATION  NUMBER
("TIN")
AND CERTIFICATION

PART I -- Please provide the Taxpayer Identification Number ("TIN") of the person submitting this Letter of Transmittal in the box to the right.

___________________________________
Social Security Number or Employer
Identification Number

PART II -- The undersigned is an Exempt Payee [ ] (check here)

Certification -- Under penalties of perjury, the undersigned hereby certifies the following:

(1) The TIN shown in Part I above is the correct TIN of the person who is submitting this Letter of Transmittal and who is required by law to provide such TIN; and

(2) The person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee.

NOTE: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding unless you have been notified by the IRS that you are no longer subject to backup withholding.

Signature: ______________________________________________ Date:____________

               SPECIAL ISSUANCE/PAYMENT AND DELIVERY INSTRUCTIONS

      The undersigned understands that the Common Stock or the Payment Checks to be issued with respect to the Class A Warrants surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box E or Box F below. If Box E is completed, the signature of the undersigned in Box B must be guaranteed as set forth in Instruction 4.

                                      BOX E
                      SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
                               (SEE INSTRUCTION 4)

      TO BE COMPLETED ONLY if the certificate representing Common Stock is to be registered in the name(s) of, or Payment Checks are to be payable to, someone other than the registered holder(s) set forth above.

ISSUE TO:

Name: __________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

Address: _______________________________________________________________________
                               (STREET AND NUMBER)

________________________________________________________________________________
                           (CITY, STATE AND ZIP CODE)

________________________________________________________________________________
               (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)



                             (PLEASE PRINT OR TYPE)



                                      BOX F
                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 6)

TO BE COMPLETED ONLY if the certificate representing Common Stock or the Payment Checks are to be delivered to the registered holder(s) or someone other than the registered holder(s) at an address other than that shown above.

MAIL TO:

Name: __________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

Address: _______________________________________________________________________
                               (STREET AND NUMBER)

________________________________________________________________________________
                           (CITY, STATE AND ZIP CODE)



                             (PLEASE PRINT OR TYPE)

                                  INSTRUCTIONS

      1. EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by all stockholders. This Letter of Transmittal should be completed, dated, signed and mailed or hand delivered to the Exchange Agent, American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, NY 10005. PLEASE DO NOT SEND CERTIFICATES DIRECTLY TO THE ISSUER. Certificates for all physically tendered Class A Warrants, or confirmation of book-entry transfer of tendered Class A Warrants into the Exchange Agent's account at DTC or PHILADEP ("Book-Entry Confirmation"), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Exchange Date. Stockholders whose certificates are not immediately available or who are unable to deliver all other required documents to the Exchange Agent on or prior to the Exchange Date or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Class A Warrants by properly completing and duly executing the separate Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth below. Pursuant to such procedure (i) such tender must be made by or through an Eligible Guarantor (as defined below), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, must be received by the Exchange Agent prior to the Exchange Date, and (iii) the certificates for all tendered Class A Warrants in proper form for transfer or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. THE METHOD OF TRANSMITTING OR DELIVERING SUCH CERTIFICATE(S) IS AT YOUR OPTION, RISK AND ELECTION, BUT IF YOU SEND THE CERTIFICATE(S) BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AND THAT THEY BE PROPERLY INSURED FOR THEIR REPLACEMENT VALUE SINCE TITLE TO THE CERTIFICATE(S) SHALL PASS ONLY UPON DELIVERY TO THE EXCHANGE AGENT. An addressed envelope is enclosed for your convenience. Delivery will be deemed effective only when actually received by the Exchange Agent.

      2. SIGNATURES. The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the certificate(s) transmitted. If the Class A Warrants covered by such certificate(s) are registered in the names of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on the face of the warrant certificate(s) transmitted unless the Class A Warrants described on the Letter of Transmittal have been assigned by the former holder(s), in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee in the transfers attached to or endorsed on the certificate(s). See Instructions 4(a) and 4(b). If the Class A Warrants to be surrendered are registered in different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different certificates.

      3. ISSUANCE OF NEW CERTIFICATE IN SAME NAME. If the certificate representing Common Stock or the Payment Checks are to be issued in the name of the registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required. For corrections in name and changes in name not involving changes in ownership, see Instruction 4(c).

      4. ISSUANCE OF NEW CERTIFICATE IN DIFFERENT NAMES; GUARANTEE OF SIGNATURES. If the certificate representing Common Stock or the Payment Checks are to be issued in the name of someone other than the registered holder(s) of the surrendered certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholder(s) must have signature(s) guaranteed in Box C and must complete Box E.

      (a) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such certificate(s) to the person who is to receive the Common Stock or the Payment Checks. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular and must be guaranteed by an eligible guarantor institution as defined below.

DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

      Generally, an eligible guarantor institution, as defined in Section 240.17Ad-15 of the Securities and Exchange Commission regulations, means:

      1)    Banks as defined in Section 3(a) of the Federal Deposit Insurance
            Act.

      2) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934.

      3) Credit unions, as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act.

      4) National securities exchanges, registered securities associations and clearing agencies, as those terms are used under the Securities Exchange Act of 1934.

      5) Savings associations, as that term is defined in Section 3(b) of the Federal Deposit Insurance Act.

      (b) Transferor's Signature. The Letter of Transmittal must be signed by the transferor or assignor or his agent, and should not be signed by the transferee or assignee. See Box B entitled "Stockholders Sign Here." The signature of such transferor or assignor must be guaranteed by an eligible guarantor institution as provided in Instruction 4(a).

      (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows:
For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." The signature in each case should be guaranteed in the manner described in Instruction 4(a) above and Box E should be completed.

      YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO ANY POSSIBLE TAX CONSEQUENCES RESULTING FROM THE ISSUANCE OF COMMON STOCK CERTIFICATE(S) AND PAYMENT CHECKS IN A NAME DIFFERENT FROM THAT OF THE REGISTERED HOLDER(S) OF THE SURRENDERED CERTIFICATE(S).

      5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificates. Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

      6. SPECIAL INSTRUCTIONS FOR DELIVERY BY THE EXCHANGE AGENT. The certificate(s) representing Common Stock or the Payment Checks will be mailed to the address of the registered holder(s) as indicated under Box A entitled "Class A Warrants Delivered," unless instructions to the contrary are given in Box F entitled "Special Delivery Instructions."

      7. IMPROPER SURRENDER. The Exchange Agent and the Issuer reserve the absolute right to reject any or all surrenders that are defective or irregular and may request from persons making such surrenders such additional documents as the Exchange Agent and the Issuer deem appropriate to correct such defects or irregularities. However, the Exchange Agent and the Issuer reserve their rights at their discretion to waive any defect or irregularity in any surrender as provided for herein, and upon such waiver they may treat and receive any such defective or irregular surrenders as if no such defect or irregularity had been present. Surrenders will not be deemed to have been made until all defects or irregularities, which have not been waived, have been cured.

      8. LOST CERTIFICATES. In the event that the shareholder is unable to deliver to the Exchange Agent the certificate(s) for his or her Class A Warrants due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed certificate(s). See Instruction 1.

      9. FEDERAL TAX INFORMATION. Under federal income tax law, a person submitting this Letter of Transmittal must provide the Exchange Agent and the Issuer with his or her correct taxpayer identification number ("TIN") and certify that such TIN is true, correct, and complete on Substitute Form W-9, which is part of this Letter of Transmittal (Box D). If the TIN is not provided, a penalty of $50.00 may be imposed by the Internal Revenue Service ("IRS") and the Payment Checks will generally be subject to backup withholding of 31%. The TIN that must be provided is that of the person submitting this Letter of Transmittal. The TIN for an individual is his or her social security number.

      Exempt persons (including, among others, all corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the box in Part II and signing and dating the Substitute Form W-9 in the space provided. A foreign individual may qualify as an exempt person by submitting a Form W-8 or a Substitute Form W-8, signed under penalty of perjury, certifying such individual's foreign status. Such forms can be obtained from the Exchange Agent.

      The signature and data provided on Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Letter of Transmittal are true, correct and complete. Please consult your tax advisor for further guidance in completing the Substitute Form W-9.

      10. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Exchange Agent will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Exchange Agent determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign stockholder from the 30% withholding.) For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Exchange Agent will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the exchange of Class A Warrants are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Exchange Agent a properly executed Form 4224. Such form can be obtained from the Exchange Agent. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment or is otherwise able to establish that no tax or reduced amount of tax was due. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

      11. INQUIRIES. If you have any questions or need assistance relating to the Letter of Transmittal, please contact the Exchange Agent at (718) 921-8200. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.